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                                                                 EXHIBIT 10.2

                              SHAREHOLDER AGREEMENT
                              (Mountain West Bank)

        This Shareholder Agreement ("Shareholder Agreement"), dated as of September 9, 1999, is between MOUNTAIN WEST BANK ("Mountain West"), and the undersigned, who are Shareholders and Directors and/or Officers (the "Shareholders") of Mountain West.

                                    RECITALS

A. Mountain West and Glacier Bancorp, Inc. ("Glacier") have entered into an Agreement and Plan of Merger (the "Agreement"), dated as of September 9, 1999, under which all the outstanding shares of Mountain West common stock will be exchanged for common stock shares of Glacier and Mountain West will merge with New Mountain West Bank (the "Merger").

B. The Shareholders beneficially own with power to vote or direct the voting of the shares of Mountain West Common stock identified on Annex 1 to this Shareholder Agreement (such shares, together will all shares of Mountain West common stock subsequently acquired during the term of this Shareholder Agreement, being referred to as the "Shares").

C. The obligation of Mountain West and Glacier to consummate the transactions contemplated by the Agreement are conditioned on their receipt of voting agreements from all Shareholders of Mountain West.

                                    AGREEMENT

        In consideration of Glacier's and Mountain West's performance under the Agreement, the Shareholders agree as follows:

        1. Agreement to Vote Shares. The Shareholders shall vote or cause to be voted, or execute a written consent with respect to, the Shares in favor of adoption and approval of the Agreement and the Merger and all transactions relating thereto at every meeting of the shareholders of Mountain West at which such matters are considered and at every adjournment thereof and in connection with every proposal to take action by written consent with respect to the Merger.

        2. No Voting Trusts. The Shareholders agree that the Shareholders will not, nor will the Shareholders permit any entity under the Shareholders' control to, deposit any Shares in a voting trust or subject the Shares to any agreement, arrangement or understanding with respect to the voting of the Shares inconsistent with this Shareholder Agreement.


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        3. Limitation on Sales. During the term of this Shareholder Agreement, the Shareholders agree not to sell, assign, transfer, pledge, encumber or otherwise dispose of any of the Shares.

        4. Representations and Warranties of Shareholder. The Shareholders represent and warrant as follows:

               a. Capacity. The Shareholders have all requisite capacity and authority to enter into and perform his or her obligations under this Shareholder Agreement.

               b. Binding Agreement. This Shareholder Agreement constitutes the valid and legally binding obligation of the Shareholders, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

               c. Non-Contravention. The execution and delivery of this Shareholder Agreement by the Shareholders do not, and the performance by the Shareholders of his or her obligations hereunder and the consummation by the Shareholders of the transactions contemplated hereby will not violate, or conflict with, or constitute a default under, any agreement, instrument, contract or other obligation or any order, arbitration award, judgment or decree to which the Shareholders are a party or by which the Shareholders are bound, or any statute, rule or regulation to which the Shareholders are subject.

               d. Ownership of Shares. Annex 1 to this Shareholder Agreement correctly sets forth, as of the date of this Shareholder Agreement, the number of shares of Mountain West Common Stock owned beneficially and of record by the Shareholders. The Shareholders have good title to all of the Shares indicated as owned by the Shareholders in the capacity set forth on Annex 1, and such Shares are so owned free and clear of any liens, security interests, charges or other encumbrances.

        5. Term of Agreement; Termination. The term of this Shareholder Agreement shall commence on the date hereof and such term and this Shareholder Agreement shall terminate upon the earlier to occur of (i) the Effective Time or
(ii) the date on which the Agreement is terminated in accordance with its terms. Upon such termination, no party shall have any further obligations or liabilities hereunder; provided, however, such termination shall not relieve any party from liability for any breach of this Shareholder Agreement prior to such termination.


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6.      Miscellaneous.

               a. Severability. If any provision of this Shareholder Agreement or the application of such provision to any person or circumstances shall be held invalid or unenforceable by a court of competent jurisdiction, such provision or application shall be unenforceable only to the extent of such invalidity or unenforceability, and the remainder of the provision held invalid or unenforceable and the application of such provision to persons or circumstances, other than the party as to which it is held invalid, and the remainder of this Shareholder Agreement, shall not be affected.

               b. Capacity. The covenants contained herein shall apply to the Shareholders solely in his or her capacity as a shareholder of Mountain West, and no covenant contained herein shall apply to the Shareholders in his or her capacity as a director of such company.

               c. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.

               d. Governing Law. This Shareholder Agreement shall be deemed a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of Idaho.

               e. Remedies. Any breach of this Shareholder Agreement entitles Mountain West and Glacier to injunctive relief and/or specific performance, as well as any other legal or equitable remedies they may be entitled to.

                    [SIGNATURES APPEAR ON THE FOLLOWING PAGE]


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SIGNED as of September 9, 1999:

SHAREHOLDER:

/s/ Liz Wilson                             /s/ Bradley Dugdale
--------------------------                 ------------------------------------

/s/ Charles Nipp                           /s/ Paula Smyly
--------------------------                 ------------------------------------

/s/ Jon W. Hippler                         /s/ Kim Jacklin
--------------------------                 ------------------------------------

/s/ Stephen F. Meyer                       /s/ Diane E. Reed
--------------------------                 ------------------------------------

/s/ James Patano                           /s/ Ronn D. Rich
--------------------------                 ------------------------------------

/s/ David Chapman                          /s/ Robert M. Beck
--------------------------                 ------------------------------------

/s/ James English                          /s/ Cindy Quillin
--------------------------                 ------------------------------------

/s/ Thomas Thilo                           /s/ Douglas Parker
--------------------------                 ------------------------------------

/s/ Marilyn Montgomery                     /s/ Michael McKinnis
--------------------------                 ------------------------------------

MOUNTAIN WEST BANK

By:    /s/ Jon W. Hippler
--------------------------
      Jon W. Hippler
      President and Chief
      Executive Officer


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                                     ANNEX 1

JON HIPPLER:
Number of Shares of Mountain West
          Common Stock Beneficially Owned,
          as of September 9, 1999 (including shares
          issuable upon exercise of options or
          warrants that are exercisable within
          sixty (60) days of the date hereof):                     31,605


DAVID CHAPMAN:

Number of Shares of Mountain West

          Common Stock Beneficially Owned,
          as of September 9, 1999 (including shares
          issuable upon exercise of options or
          warrants that are exercisable within
          sixty (60) days of the date hereof):                     17,358


BRADLEY DUGDALE:

Number of Shares of Mountain West

          Common Stock Beneficially Owned,
          as of  September 9, 1999 (including shares
          issuable upon exercise of options or
          warrants that are exercisable within
          sixty (60) days of the date hereof):                     11,349


MARILYN MONTGOMERY:

Number of Shares of Mountain West

          Common Stock Beneficially Owned,
          as of September 9, 1999 (including shares
          issuable upon exercise of options or
          warrants that are exercisable within
          sixty (60) days of the date hereof):                     13,549

JAMES ENGLISH:

Number of Shares of Mountain West

          Common Stock Beneficially Owned,
          as of September 9, 1999 (including shares
          issuable upon exercise of options or
          warrants that are exercisable within
          sixty (60) days of the date hereof):                      4,396


STEPHEN MEYER:

Number of Shares of Mountain West

          Common Stock Beneficially Owned,
          as of  September 9, 1999 (including shares
          issuable upon exercise of options or
          warrants that are exercisable within
          sixty (60) days of the date hereof):                     22,349


CHARLES NIPP:

Number of Shares of Mountain West

          Common Stock Beneficially Owned,
          as of September 9, 1999 (including shares
          issuable upon exercise of options or
          warrants that are exercisable within
          sixty (60) days of the date hereof):                     14,829


DOUGLAS PARKER:

Number of Shares of Mountain West

          Common Stock Beneficially Owned,
          as of September 9, 1999 (including shares
          issuable upon exercise of options or
          warrants that are exercisable within
          sixty (60) days of the date hereof):                     16,849


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
JAMES M. PATANO:

Number of Shares of Mountain West

          Common Stock Beneficially Owned,
          as of  September 9, 1999 (including shares
          issuable upon exercise of options or
          warrants that are exercisable within
          sixty (60) days of the date hereof):                     15,162


THOMAS THILO:

Number of Shares of Mountain West

          Common Stock Beneficially Owned,
          as of September 9, 1999 (including shares
          issuable upon exercise of options or
          warrants that are exercisable within
          sixty (60) days of the date hereof):                     15,788


RONN RICH:

Number of Shares of Mountain West

          Common Stock Beneficially Owned,
          as of September 9, 1999 (including shares
          issuable upon exercise of options or
          warrants that are exercisable within
          sixty (60) days of the date hereof):                     17,305
                                                                   ------


PAULA SMYLY:

Number of Shares of Mountain West

          Common Stock Beneficially Owned,
          as of September 9, 1999 (including shares
          issuable upon exercise of options or
          warrants that are exercisable within
          sixty (60) days of the date hereof):                     13,057



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
DIANE REED:

Number of Shares of Mountain West

          Common Stock Beneficially Owned,
          as of September 9, 1999 (including shares
          issuable upon exercise of options or
          warrants that are exercisable within
          sixty (60) days of the date hereof):                      7,160


KIM JACKLIN:

Number of Shares of Mountain West

          Common Stock Beneficially Owned,
          as of September 9, 1999 (including shares
          issuable upon exercise of options or
          warrants that are exercisable within
          sixty (60) days of the date hereof):                      1,200


ELIZABETH WILSON:

Number of Shares of Mountain West

          Common Stock Beneficially Owned, as
          of September 9, 1999 (including shares
          issuable upon exercise of options or
          warrants that are exercisable within
          sixty (60) days of the date hereof):                      1,377

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
ROBERT BECK:

Number of Shares of Mountain West

          Common Stock Beneficially Owned, as
          of September 9, 1999 (including shares
          issuable upon exercise of options or
          warrants that are exercisable within
          sixty (60) days of the date hereof):                        610


MICHAEL MCKINNIS:

Number of Shares of Mountain West

          Common Stock Beneficially Owned,
          as of  September 9, 1999 (including shares
          issuable upon exercise of options or
          warrants that are exercisable within
          sixty (60) days of the date hereof):                          0

    Holds options not exercisable until 6/16/2000